BNY Mellon Technology Growth Fund
SCHEDULE OF INVESTMENTS
May 31, 2026 (Unaudited)

Description	Shares	Value ($)
Equity Securities - Common Stocks — 97.9%
Aerospace & Defense — 2.1%
Axon Enterprise, Inc. (a)	25,885	11,615,117
Application Software — 2.9%
Datadog, Inc., Cl. A (a)	22,709	5,617,071
HubSpot, Inc. (a)	17,030	3,757,329
Synopsys, Inc. (a)	14,292	6,797,561
		16,171,961
Broadline Retail — 5.9%
Alibaba Group Holding Ltd., ADR (b)	78,527	9,754,624
Amazon.com, Inc. (a)	86,997	23,544,868
		33,299,492
Electronic Components — 2.6%
Amphenol Corp., Cl. A	97,248	14,466,613
Interactive Media & Services — 7.6%
Alphabet, Inc., Cl. C	56,436	21,244,204
Meta Platforms, Inc., Cl. A	24,437	15,456,647
Tencent Holdings Ltd., ADR	107,599	5,874,905
		42,575,756
Internet Services & Infrastructure — 3.4%
MongoDB, Inc. (a)	25,395	8,521,292
Shopify, Inc., Cl. A (a)	90,749	10,772,814
		19,294,106
Movies & Entertainment — 4.3%
Netflix, Inc. (a)	189,330	16,286,167
Spotify Technology SA (a)	16,283	8,103,723
		24,389,890
Semiconductor Materials & Equipment — 11.7%
Applied Materials, Inc.	52,183	23,485,481
ASML Holding NV	9,295	14,990,604
Lam Research Corp.	86,112	27,399,116
		65,875,201
Semiconductors — 40.9%
Advanced Micro Devices, Inc. (a)	46,014	23,747,825
Intel Corp. (a)	276,068	31,659,478
Marvell Technology, Inc.	137,043	28,093,815
Micron Technology, Inc.	49,051	47,628,521
NVIDIA Corp.	118,313	24,980,607
QUALCOMM, Inc.	37,884	9,509,642
Synaptics, Inc. (a),(b)	45,099	6,191,191
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	85,565	35,804,674
Texas Instruments, Inc.	74,453	22,758,793
		230,374,546
Systems Software — 10.0%
Microsoft Corp.	44,527	20,047,837
Oracle Corp.	90,039	20,329,005
ServiceNow, Inc. (a)	128,574	15,990,748
		56,367,590

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Shares	Value ($)
Equity Securities - Common Stocks — 97.9% (continued)
Technology Hardware, Storage & Peripherals — 5.1%
Apple, Inc.	46,246	14,431,527
Western Digital Corp.	26,582	14,120,624
		28,552,151
Transaction & Payment Processing Services — 1.4%
Mastercard, Inc., Cl. A	16,061	7,933,813
Total Equity Securities - Common Stocks (cost $247,363,528)		550,916,236
Equity Securities - Private Equity — 1.7%
Real Estate Services — .0%
Roofstock, Ser. E (a),(c)	35,162	128,693
Systems Software — 1.7%
Databricks, Inc., Ser. H (a),(c)	31,884	6,672,684
Databricks, Inc., Ser. I (a),(c)	2,036	426,094
Databricks, Inc., Ser. J (a),(c)	10,772	2,254,364
		9,353,142
Total Equity Securities - Private Equity (cost $4,525,780)		9,481,835

	1-Day Yield (%)
Investment Companies — .5%
Registered Investment Companies — .5%
BNY Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(d) (cost $3,029,666)	3.68	3,029,666	3,029,666
Total Investments (cost $254,918,974)		100.1%	563,427,737
Liabilities, Less Cash and Receivables		(.1%)	(434,494)
Net Assets		100.0%	562,993,243

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)
Security, or portion thereof, on loan. At May 31, 2026, the value of the fund’s securities on loan was $9,835,282 and the value of the collateral was
$10,396,649, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

(c)	The fund held Level 3 securities at May 31, 2026. These securities were valued at $9,481,835 or 1.7% of net assets.
(d)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.
See notes to schedule of investments.

Schedule of Investments
BNY Mellon Technology Growth Fund
May 31, 2026 (Unaudited)
The following is a summary of the inputs used as of May 31, 2026 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	550,916,236	—	—	550,916,236
Equity Securities - Private Equity	—	—	9,481,835	9,481,835
Investment Companies	3,029,666	—	—	3,029,666
	553,945,902	—	9,481,835	563,427,737

†	See Schedule of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
Equity investments generally are valued at the last sale price on the day of valuation on the securities exchange or national securities market on which such securities primarily are traded. Securities listed on Nasdaq markets generally will be valued at the official closing price. If there are no transactions in a security, or no official closing prices for a Nasdaq market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Open short positions for which there is no sale price on a given day are valued at the lowest asked price. Investments in other open-end investment companies are valued at their reported net asset values (“NAVs”) each day. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. The valuation of a security based on this fair value process may differ from the security’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund’s NAV on days when investors will not be able to purchase or sell (redeem) fund shares. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, but before the fund calculates its NAV), or which are not valued by one or more independent pricing services, are valued at fair value as determined in good faith based on procedures approved by the Company’s Board of Directors (the “Board”). Fair value of investments is determined by the Adviser, as the fund’s valuation designee pursuant to Rule 2a-5 under the Act, using such information as it deems appropriate under the circumstances. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Using fair value to price investments may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
Investment in private equity securities will be fair valued by the Board in accordance with valuation procedures approved by the Board. Those portfolio valuations will be based on unobservable inputs and certain assumptions about how market participants would price the instrument. The fund expects that inputs into the determination of fair value of those investments will require significant management judgment or estimation. Because valuations may fluctuate over short periods of time and may be based on estimates, fair value determinations may differ materially from the value received in an actual transaction. Additionally, valuations of private companies are inherently uncertain. The fund’s net asset value could be adversely affected if the fund’s determinations regarding the fair value of those investments were materially higher or lower than the values that it ultimately realized upon the disposal of such investments. These securities are categorized within Level 3 of the fair value hierarchy.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Schedule of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
At May 31, 2026, accumulated net unrealized appreciation on investments was $308,508,763, consisting of $316,749,102 gross unrealized appreciation and $8,240,339 gross unrealized depreciation.
At May 31, 2026, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Schedule of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.